UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 29, 2007

DSL.net, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32264	06-1510312
(Commission File Number)	(IRS Employer Identification No.)

50 Barnes Park North, Suite 104
Wallingford, CT	06492
(Address of Principal Executive Offices)	(Zip Code)

(203) 284-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On March 29, 2007, MDS Acquisition, Inc. (“MDS”), a wholly-owned subsidiary of MegaPath Inc. (“MegaPath”), filed a Certificate of Ownership and Merger with the Delaware Secretary of State to effect the merger of DSL.net, Inc. (the “Company”) with and into MDS, with MDS as the surviving corporation, effective at 5:00 p.m. Eastern Time on March 29, 2007 (the “Merger”). The Merger is being effected by MDS as the Company’s greater-than-90% stockholder, without any action on the part of the Company’s board of directors or stockholders, in accordance with Section 253 of the Delaware General Corporation Law. The terms of the Merger are described in the Introduction to Schedule 13E-3/A filed by MDS and MegaPath on February 21, 2007, which Introduction is incorporated herein by reference. At the time of the Merger, MDS will change its name to “DSL.net, Inc.,” and it will thereafter have one stockholder, MegaPath. As a result, there will no longer be a public trading market for the Company’s common stock and quotation of the Company’s shares on the Over-the-Counter Bulletin Board service (the “OTCBB”) has effectively ceased at the market close today. MDS intends to file a Form 15 with the Securities and Exchange Commission, seeking the deregistration of the Company’s common stock under the Securities Exchange Act of 1934.

Item 5.01	Changes in Control of Registrant.

The text of Item 3.03 of this Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following individuals have submitted resignation letters to the Company, resigning from the Board of Directors of the Company and from any and all committees of the Board on which they served, effective upon the Merger: David F. Struwas, Robert B. Hartnett, Jr., Paul J. Keeler, E. Carey Walters and J. Brooke Mastin. None of the resigning directors stated that his resignation related to any disagreement concerning the Company’s operations, policies or practices.

Effective upon the Merger, the following executive officers of the Company, constituting all of the officers of the Company, will no longer serve as officers of DSL.net, Inc.: David F. Struwas, former President and Chief Executive Officer, Walter R. Keisch, former Chief Financial Officer and Treasurer, and Marc R. Esterman, former Senior Vice President - Corporate Affairs, General Counsel and Secretary.

Item 8.01	Other Events.

On March 29, 2007, the Company issued a press release regarding the Merger and the cessation of quotation of the Company’s shares of common stock on the OTCBB, which press release is filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the exhibit index following the signature page are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSL.NET, INC.

Date: March 29, 2007
By: /s/ Marc R. Esterman
Name: Marc R. Esterman
Title: S.V.P. - Corporate Affairs, General Counsel and Secretary

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EXHIBIT INDEX

99.01
“Introduction” paragraph incorporated by reference from page 1 of the Schedule 13E-3/A filed by MDS Acquisition, Inc. and MegaPath Inc. with the Securities and Exchange Commission in respect to DSL.net, Inc. on February 21, 2007.

99.02	DSL.net, Inc. press release, issued March 29, 2007.

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